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                                                                    EXHIBIT 23.2




                         CONSENT OF INDEPENDENT AUDITORS

     We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-41279) pertaining to the Eateries, Inc. Omnibus Equity Compensation Plan of our report dated March 26, 1997, with respect to the consolidated financial statements of Eateries, Inc. for the year ended December 29, 1996, included in the Annual Report (Form 10-K) for the year ended December 27, 1998.



                                          ERNST & YOUNG LLP



Oklahoma City, Oklahoma
March 25, 1999